CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the use in the Annual Report on Form 20-F for Ceragon Networks Ltd., and subsidiaries (the "Company") of our report on our audits of the consolidated financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

                                                   /s/ Luboshitz Kasierer
                                                   ----------------------
                                                   Luboshitz Kasierer
                                                   Arthur Andersen

Tel Aviv, Israel
April 4, 2002